                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1997





TO OUR SHAREHOLDERS,

      In the second quarter of 1997, equities investors concluded that inflation was just a bad dream after all and that "Captain Greenspan" was bringing the economy in for another soft landing. Blue chip stocks remained in the limelight, but smaller stocks participated in the surge. The Dow Jones Industrial Average
(DJIA) gained 17.1%.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 1997, The Gabelli Asset Fund's total return was 16.5%. The Value Line Composite, Russell 2000 Index and Standard & Poor's (S&P) 500 had returns of 15.0%, 16.2% and 17.5%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund is up 19.0% year-to-date. The Value Line Composite, Russell 2000 and S&P 500 rose 15.2%, 10.2% and 20.6%, respectively, over the same six-month period.

      For the ten-year period ended June 30, 1997, The Fund's return averaged 14.8% annually, versus average annual returns of 14.0%, 11.1% and 14.6% for the Value Line Composite, Russell 2000 and S&P 500, respectively. Since inception on March 3, 1986 through June 30, 1997, the Fund has a total return of 473.9%, which equates to an average annual return of 16.7%. We believe that the future will again witness our ability to attain and exceed our long-term return goal of ten percent real.

INVESTMENT RESULTS (a)

                                                         Quarter
                                  -----------------------------------------------------
                                    1st              2nd             3rd           4th            Year
                                    ---              ---             ---           ---            ----
1997:  Net Asset Value ....       $27.00            $31.45             --             --             --
       Total Return .......          2.2%             16.5%            --             --             --
-------------------------------------------------------------------------------------------------------
1996:  Net Asset Value ....       $27.44            $28.09         $27.92         $26.42         $26.42
       Total Return .......          6.6%              2.4%          (0.6)%          4.5%          13.4%
-------------------------------------------------------------------------------------------------------
1995:  Net Asset Value ....       $23.84            $25.10         $26.76         $25.75         $25.75
       Total Return .......          7.3%              5.3%           6.6%           3.7%          24.9%
-------------------------------------------------------------------------------------------------------
1994:  Net Asset Value ....       $22.63            $22.36         $23.56         $22.21         $22.21
       Total Return .......         (2.9)%            (1.2)%          5.4%          (1.2)%         (0.1)%
-------------------------------------------------------------------------------------------------------
1993:  Net Asset Value ....       $21.10            $22.10         $23.63         $23.30         $23.30
       Total Return .......          6.1%              4.7%           6.9%           2.5%          21.8%
-------------------------------------------------------------------------------------------------------
1992:  Net Asset Value ....       $19.04            $18.91         $19.02         $19.88         $19.88
       Total Return .......          6.0%             (0.7)%          0.6%           8.5%          14.9%
-------------------------------------------------------------------------------------------------------
1991:  Net Asset Value ....       $17.36            $17.36         $17.90         $17.96         $17.96
       Total Return .......         11.1%              0.0%           3.1%           3.2%          18.1%
-------------------------------------------------------------------------------------------------------
1990:  Net Asset Value ....       $16.48            $16.81         $15.21         $15.63         $15.63
       Total Return .......         (4.5)%             2.0%          (9.5)%          7.8%          (5.0)%
-------------------------------------------------------------------------------------------------------
1989:  Net Asset Value ....       $16.46            $18.01         $18.73         $17.26         $17.26
       Total Return .......         12.0%              9.4%           4.0%          (1.0)%         26.2%
-------------------------------------------------------------------------------------------------------
1988:  Net Asset Value ....       $13.49            $14.62         $14.94         $14.69         $14.69
       Total Return .......         14.4%              8.4%           2.2%           3.5%          31.1%
-------------------------------------------------------------------------------------------------------
1987:  Net Asset Value ....       $12.97            $13.93         $14.66         $12.61         $12.61
       Total Return .......         19.6%              7.4%           5.2%         (14.0)%         16.2%
-------------------------------------------------------------------------------------------------------
1986:  Net Asset Value ....       $10.44            $11.21         $11.29         $11.28         $11.28
       Total Return .......          4.4%(b)           7.4%           0.7%          (0.1)%         12.8%(b)
-------------------------------------------------------------------------------------------------------

    Average Annual Returns - June 30, 1997 (a)
    ------------------------------------------
1   Year .................................       23.7%
5   Year .................................       17.5%
10 Year ..................................       14.8%
Life of Fund (b) .........................       16.7%



                         Dividend History
-------------------------------------------------------------------
Payment (ex) Date          Rate Per Share        Reinvestment Price
-----------------          --------------        ------------------
December 31, 1996              $2.770                   $26.42
December 29, 1995              $2.000                   $25.75
December 30, 1994              $1.056                   $22.21
December 31, 1993              $0.921                   $23.30
December 31, 1992              $0.755                   $19.88
December 31, 1991              $0.505                   $17.96
December 31, 1990              $0.770                   $15.63
December 29, 1989              $1.278                   $17.26
December 30, 1988              $0.775                   $14.69
January 4, 1988                $0.834                   $12.07
March 9, 1987                  $0.505                   $12.71


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on March 3, 1986.

WHAT WE DO

[GRAPHIC]

      We do what is described as bottom-up research: we read annual reports; we visit the competition; we talk to customers; we go belly to belly with management. We structure our portfolio by picking stocks.

      In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

THE ECONOMY AND THE STOCK MARKET:  HAVING YOUR CAKE AND EATING IT TOO

      From 1995 through the second quarter of 1997, equities investors have enjoyed their just desserts. Modest economic growth, low inflation, and strong corporate earnings have translated into spectacular equities returns. The "What Me Worry" market cheerleaders are now projecting these favorable conditions forward indefinitely in order to justify high equities valuations and to support their fantastic predictions for the Dow and S&P. We look at the same picture and wonder whether all the economic components that have combined to propel this historic market advance are sustainable.

      If it is truly different this time around, the stock market tree can grow to the sky. Stocks probably deserve to trade at 20 times earnings or higher if the following scenario holds: the Federal Reserve and corporate managements have really tamed the business cycle; inflation is truly dead rather than dormant;

further cost cutting and productivity gains allow American corporations to continue to grow earnings at three to four times top line revenues; and there are no major political or financial accidents here or abroad. In other words, everything has to remain right for the fundamentals to raise the safety net -- we just do not have a "margin of safety".

      Let's look at what's been going so right and what could go wrong. We applaud Alan Greenspan's Federal Reserve and corporate managements for reducing economic volatility. More modest but sustainable economic growth is vastly preferable to the boom/bust business cycles of the past. The business cycle has not disappeared, but the 3 1/2 billion new consumers in the global market place have added extra secular growth to the global economy, perhaps diluting the cyclical effects of economic policy most of us have lived through. We do not believe inflation is dead, but it is certainly subdued.

      Can net earnings continue to outpace top line revenue growth? Corporate America has been on "Slim Fast" for almost a decade. Management has restructured and technology has contributed to enormous productivity gains. How much more efficiently can we run our businesses? Rebounding from 1994's inventory bubble, S&P 500 earnings grew approximately 18% in 1995. These earnings rose nearly 10% in 1996, and are projected to advance another 9% to 11% in 1997. These are impressive numbers considering the economy has chugged along at a modest 3% to 4% annual growth rate over this same time period. Return on equity has exceeded the expectation of even the most optimistic. Will we retreat to a more normal relationship between top line revenue and earnings growth?

      This year, equities investors have been so concerned about inflation and the potential for higher interest rates, while praying so fervently for a slower economy, that they seem to have lost sight of the fact that one of the consequences may be corporate earnings growth below "enhanced expectations." With Europe and the Far East gaining economic momentum, second half earnings for U.S. multinationals should be okay, with an obvious yellow flag associated with "currency" adjustments. But, we are likely to see disappointments domestically. Investors' recent reaction to warnings of earnings shortfalls from a string of leading technology companies may be duplicated in other industry groups in the next six months.

      The final piece of the puzzle is always the most difficult to predict--some form of political or financial accident that could spread like a California brush fire in the increasingly interconnected global economy and capital markets. That is the "G Factor" - only God knows.

      What do we conclude from all this conjecture? If we continue to be blessed with this highly favorable economic backdrop for equities, the stock market can continue to advance, albeit at a much less torrid pace than we have enjoyed over the last 2 1/2 years. Equities investors can continue to have their cake and eat it too, but it will be served in significantly smaller portions. If there proves to be one or more flies in the ointment, we could see a substantial correction that lasts for more than just a few weeks. We also believe we are entering what could be an extended phase of a market of stocks rather than a stock market. Investors have been broadening their horizons as evidenced by the much stronger relative performance of broader market indices. This would indicate that individual stock fundamentals are becoming as important as sheer market momentum in the decision making process.

CABLE TELEVISION: ONE MAN'S JUNK IS BILL GATES' TREASURE

      We have been analyzing the cable television (CATV) stocks for many years. We've experienced the thrill of victory--the pricing deregulation and rampant consolidation of the industry in the mid eighties--and over the last few years, the agony of defeat--re-regulation and the threat of competition from telcos and satellite broadcasters. Through it all, we have viewed cable TV as a good long-term investment. The business has most of the economic and financial characteristics we favor: an identifiable franchise, high operating margins, and strong cash flow. We are aware of the negatives: lousy service by new entrants, high debt, the need for a second round of substantial capital investment to technologically upgrade systems, and the prospect for increased competition. However, we remain confident that the value of all those connections to American homes will ultimately be recognized.

      Cablevision Systems Corporation (CVC - $53.50 - ASE) best illustrates the recent trials and tribulations of cable television operators and investors. A great growth company in the 1980s, Cablevision built a terrific franchise in the New York metropolitan area. They were also early to recognize the potential of cable networks and programming by investing in American Movie Classics, Bravo, eight regional sports networks, and 50% of MSG (Madison Square Garden, the NY Knicks and the NY Rangers). In the process, they leveraged the company to the hilt and were as vulnerable as anyone to potential competition from News Corporation Limited (NWS - $19.25 - NYSE) Chairman Rupert Murdoch's plan for a national satellite broadcast system--labeled by Wall Street as the "Death Star" for the CATV industry. In the last year, Cablevision stock fell from the mid $50's to a low of $25 per share.

      Then, things got interesting. Murdoch's Death Star was grounded. Recognizing cable television lines were likely to continue to be the speediest data transmission highway into the home, Microsoft Corporation's (MSFT - $126.375 - Nasdaq) Bill Gates invested $1 billion in Comcast Corporation (CMCSA
- $20.9375 - Nasdaq), instantly ratcheting up the value of every cable television link in the country. Cablevision moved quickly to further consolidate its system by swapping 33% of its stock to Tele-Communications, Inc. (TCOMA - $14.875 - Nasdaq) in return for an additional 820,000 subscribers in the New York metropolitan area. It then closed on the remaining 50% of MSG from its partner ITT Corporation (ITT - $61.0625 - NYSE). Finally, in a particularly deft move, Cablevision sold 40% of its Rainbow cable network and programming unit to News Corp's Fox unit for $850 million, bolstering both its network/programming assets through a planned national sports network with its new partners and its debt heavy balance sheet. Cablevision's stock went from deep in Wall Street's doghouse to the penthouse almost overnight. We expect a lot more from Cablevision.

      Although a much more diversified media company, Time Warner Inc. (TWX - $48.25 - NYSE) stock has been stuck in the mud due to its substantial cable television operations. Chairman Gerald Levin has been pressured by Wall Street and several large institutional and corporate shareholders to reduce the company's exposure to the business by off-loading cable systems to US West Media Group (UMG - $20.25 - NYSE) in return for its minority stake in Time Warner Entertainment. Believing Levin would be forced to throw in the towel on cable, US West Media Group held out for a higher price (more cable subscribers) than Levin was willing to part with. Perhaps US West Media has outfoxed itself. With the escalating value of its assets, Time Warner is now in the driver's seat in negotiating a deal. We believe Time Warner will eventually reduce its exposure to cable and focus more on its programming and publishing assets. When they pull the trigger on cable, they will get a much better price.

LET'S MAKE A DEAL

     NEWS CORP/INTERNATIONAL FAMILY ENTERTAINMENT

     CTS CORPORATION/DYNAMICS CORPORATION OF AMERICA

     ITT INDUSTRIES/GOULDS PUMPS

      In the long-running game show "Let's Make a Deal", host Monty Hall would urge his contestants to deal for the fabulous prizes hidden behind door number one, two, or three. This quarter, we've had portfolio prizes hidden behind all three doors. Seeking a national distribution channel for its children's programming and shut out by a Supreme Court ruling upholding "must carry" requirements, News Corp. wooed and won International Family Entertainment, Inc. (FAM - $34.375 - NYSE). To further extend its fluid handling operations, ITT Industries, Inc. (IIN - $25.75 - NYSE) bought Goulds Pumps Incorporated. Finally, after heated competition with WHX Corporation, CTS Corporation (CTS - $68.9375 - NYSE) appears to have won Dynamics Corporation of America (DYA - $62.25 - NYSE). This last contest may not yet be concluded because Ron Labow's WHX (financial engineers operating from the shell of a small steel company) may turn its attention from the original prize Dynamics to the winning bidder CTS. We'll stay tuned for the exciting conclusion of this one. Your advisor was the dominant holder of these three take out investments.

      We believe the current "Let's Make a Deal" market may run as long as the popular game show. There is tremendous liquidity in the financial system. With modest top line revenue growth, minimal pricing flexibility, and limits to further margin expansion through cost cutting and productivity gains, the ability of many companies to grow earnings from existing operations is restrained. The answer for many will be to grow via acquisitions. This will not take the form of the re-conglomeratization of American business. Instead, we will see larger companies buying smaller niche companies to complement their existing businesses. This feeds nicely into our focus on smaller niche franchises and we expect to be bidding a fond farewell to additional portfolio holdings in the years ahead. We identified the "urge to consolidate" in previous reports to you. We have announced and heralded this Third Wave of Mergers in all of our letters to you since General Electric Company (GE - $65.375 - NYSE) attempted a hostile takeover of Kemper in February 1994. A reduction in long-term capital gains rates will fan the flames of an already raging fire.

THE LAST SHALL BE FIRST

      Our investment thesis is that if you buy good businesses at the right price, and hold them long term, you will eventually earn a satisfactory return. Often, it takes quite awhile for the corporate values we identify to be recognized by other investors. Generally, our patience is rewarded. This quarter, many of our sleepers have come to life. Golden Books Family Entertainment, Inc. (GBFE - $12.50 - Nasdaq), Cablevision (CVC - $53.50 - ASE), and GenCorp Inc. (GY - $23.125 - NYSE) were among our top performing stocks, posting large percentage gains after somewhat extended naps. If you factor in our holding periods, there are not many grand slam home runs. These are singles and doubles, and in some cases, the count is just now even. But, they are helping to produce the kind of consistent investment progress our value discipline is designed to provide. In this age of instant gratification, most investors are simply not willing to wait on stocks that aren't moving. They dump and run, chasing momentum not value. This may work well during roaring bull markets. But, over the long term and through the market cycles, it has not proven to be a particularly effective way to generate superior returns.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Company (AXP - $74.50 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express charge card and its travel-related services. Minneapolis-based American Express Financial Advisors, Inc. (formerly IDS Financial Services) sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company has significantly expanded the range of merchants who welcome its cards and is slowly gaining market share. Management's objective is virtual parity with bankcard networks. The company has joined forces with Microsoft to start an on-line corporate travel service. As evidenced by a 15% increase in per share earnings in 1996, we believe that American Express has been repositioned to enjoy double-digit earnings growth over the balance of this decade.

Chris-Craft Industries, Inc. (CCN - $48.25 - NYSE), through its 77% ownership of BHC Communications, Inc. (BHC - $119.50 - ASE), is primarily a television broadcaster. BHC owns and operates UPN-affiliated TV stations in New York
(WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also controls over 59% of United Television, Inc. (UTVI - $99.00 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and three UPN affiliates. Chris-Craft's eight television stations constitute one of the nation's largest television station groups, reaching approximately 20% of U.S. households. BHC owned 100% of United Paramount Network (UPN), but Viacom has exercised its option to purchase 50% of UPN for $160 million, which is equal to about one-half of UPN's operating losses to date. The Chris-Craft complex is debt free and strongly positioned to expand its operations with about $1.6 billion in cash and marketable securities.

----------------------
Chris-Craft Industries
----------------------
77%       |
----------------------
BHC Communications
----------------------
59%       |
----------------------
United Television
----------------------

Deere & Company (DE - $54.875 - NYSE) is the largest manufacturer of farm equipment in the world. The company's products include tractors and planting, harvesting and crop handling equipment. With the U.S. government no longer restricting plantings, additional acreage is likely to be cultivated by the nation's farmers. Weather permitting, bountiful harvests are likely in 1997, so farm incomes should show substantial increases. Global demand for U.S. wheat and other crops should further boost farm income. With raw material costs under control, Deere's near-term earnings should be impressive. Long-term prospects for farm equipment manufacturers like Deere are enhanced as incomes, diets and standards of living improve overseas.

GenCorp. Inc. (GY - $23.125 - NYSE) operates three business segments. The Aerojet division designs and manufactures propulsion systems and electronic surveillance systems. Polymer Products makes vinyl-coated fabrics, latex, wallcoverings and Penn tennis balls. The Automotive division makes vehicle seating products.

IDEX Corporation (IEX - $33.00 - NYSE) makes fluid handling and industrial products. 1996 was another record year in sales and earnings. Sales increased 15% and earnings per share rose 17%. The company's growth is the result of new product introductions, market share gains and acquisitions. Acquisitions are an important part of the company's business strategy and are designed to become quickly additive to earnings. We anticipate IDEX will again set records in sales, net income and earnings per share in 1997. IDEX is a well managed company with excellent growth potential.

Neiman Marcus Group, Inc. (NMG - $26.25 - NYSE) operates 30 high-fashion Neiman Marcus stores and two Bergdorf Goodman stores in New York City. NMG's NM Direct is a state-of-the-art direct marketing operation. Harcourt General, Inc. (H - $47.625 - NYSE) is the company's major shareholder, holding 53% of the outstanding common equity after last fall's public offering of eight million NMG shares. The proceeds from the offering were used to partially fund the repurchase of all Neiman Marcus' outstanding preferred stock (held by Harcourt General) for $416 million. Neiman Marcus is positioned to be an important participant in the trend to higher-scale consumer spending. We see earnings increasing to $2.00 per share in the next few years.

Quaker Oats Company (OAT - $44.875 - NYSE) is a food and beverage company, featuring Quaker Oats grain-based products and Gatorade drinks. Quaker is the dominant player in hot cereals, rice cakes, and golden grain products, while maintaining a profitable #4 position in ready-to-eat cereals. Gatorade is a global brand name with world-wide sales of approximately $1.5 billion. In the U.S., Gatorade maintains a dominant market share of over 80%, despite intense competition from Coca-Cola and PepsiCo. The Snapple iced tea and juice business has been sold to Triarc Co.

Ralston Purina Group (RAL - $82.1875 - NYSE), based in St. Louis, Missouri, is a holding company for four separate business units: pet products (Ralston Purina, the world's largest dog and cat food producer), battery products (Eveready Battery, a global leader in supplying portable power), soy protein products (Protein Technologies International, a supplier of soy protein and fiber food ingredients), and agricultural products (Ralston Purina International, a worldwide supplier of formula animal feed). All are strong, stable, free cash flow generators with leading market shares of either #1 or #2 in their respective fields. By spinning off Ralcorp Holdings, Inc. (RAH - $14.75 - NYSE) in April 1994 and selling Continental Baking Corp. in July 1995, management demonstrated its focus on increasing shareholder value.

Time Warner Inc. (TWX - $48.25 - NYSE), having completed its acquisition of Turner Broadcasting in the fourth quarter of 1996, is the world's largest diversified media and publishing company. The combined companies have more than $23 billion in revenues and over $4.5 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers film, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice-Chairman Ted Turner, Time Warner is now focused on reducing its almost $13 billion in debt and simplifying its capital structure.

Achievement of both goals would be greatly aided by a successful restructuring of the Time Warner Entertainment partnership with US West Media Group (UMG - $20.25 - NYSE).

United Television, Inc. (UTVI - $99.00 - Nasdaq) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. Its stations cover approximately 6% of the U.S. population. UTVI is a 59%-owned subsidiary of BHC Communications, Inc. (BHC - $119.50 - ASE). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls should magnify EBITDA growth going forward. Our 1997 PMV is estimated at $125 per share, $26 of which is cash. UTVI's PMV is expected to reach $162 by the year 2000.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

GABELLI U.S. TREASURY MONEY MARKET FUND

      Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The strength of the market is understandable considering today's favorable economic/earnings/ interest rate backdrop and the enormous amount of money being poured into equities mutual funds. Although high by historical standards, current equities valuations may be justified as long as these "best of all possible worlds" market conditions can be sustained. If something happens to disrupt this comfortable scenario--our best guess is it may come in the form of more widespread earnings disappointments as the slowing economy begins to impact corporate profitability--the market could run into some trouble.

      We are encouraged by the broadening of this bull market and some evidence that investors are once again focusing on fundamental value instead of just momentum. Stock pickers across the land rejoice! Ongoing merger and acquisition activity should continue to provide a tailwind for our portfolio.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.

      As always, we thank you for your confidence in our investing abilities and will work hard to preserve and enhance the assets you have entrusted to us.




                                            Sincerely,


                                            /s/ MARIO J. GABELLI

                                            MARIO J. GABELLI, CFA
                                            Portfolio Manager and
                                            Chief Investment Officer

August 1, 1997

                                TOP TEN HOLDINGS
                                  JUNE 30, 1997

Time Warner Inc.
American Express Company
United Television, Inc.
Chris-Craft Industries, Inc.
Deere & Company
Quaker Oats Company
Neiman Marcus Group, Inc.
IDEX Corporation
GenCorp Inc.
Ralston Purina Group

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                             COST             VALUE
-----------                                      ------------     --------------
             COMMON STOCKS--97.9%
             AEROSPACE--0.7%
    150,000  Boeing Co. ........................ $  4,925,117     $    7,959,375
                                                 ------------     --------------
             AGRICULTURE--0.4%
    200,000  Archer-Daniels-Midland Co. ........    3,652,714          4,700,000
                                                 ------------     --------------
             AUTOMOTIVE--0.8%
    177,000  General Motors Corporation.........    5,641,029          9,856,687
                                                 ------------     --------------
             AUTOMOTIVE: PARTS AND ACCESSORIES--5.7%
     25,000  APS Holding Corporation, Class
              A+................................      387,500            218,750
     33,000  Borg-Warner Automotive, Inc. ......      842,685          1,784,063
    145,000  Echlin Inc. .......................    1,856,438          5,220,000
    222,400  Federal-Mogul Corporation..........    4,351,017          7,784,000
    699,898  GenCorp Inc. ......................    4,277,578         16,185,141
    330,000  Genuine Parts Company..............    7,689,544         11,178,750
    180,000  Handy & Harman.....................    2,665,941          3,127,500
    165,000  Johnson Controls, Inc. ............    2,900,688          6,775,312
    125,000  Modine Manufacturing Company.......    1,213,531          3,718,750
     41,875  Myers Industries, Inc. ............      172,636            706,641
    160,000  Quaker State Corporation...........    2,160,106          2,440,000
    115,000  Standard Motor Products, Inc. .....    1,008,713          1,581,250
     13,200  Superior Industries International,
              Inc. .............................       76,515            349,800
    100,600  TransPro Inc. .....................      789,604            873,963
    170,000  UAP Inc., Class A..................    1,863,579          1,972,736
     60,000  Wynn's International, Inc. ........      997,184          1,702,500
                                                 ------------     --------------
                                                   33,253,259         65,619,156
                                                 ------------     --------------
             AVIATION: PARTS AND SERVICES--1.9%
     10,000  BE Aerospace Inc.+.................      193,625            316,250
    420,000  Coltec Industries Inc.+............    5,738,871          8,190,000
    101,000  Curtiss-Wright Corporation.........    2,532,272          5,883,250
     60,000  Hi-Shear Industries Inc. ..........      510,932            146,250
     40,000  Hudson General Corporation.........    1,121,008          1,520,000
     95,000  Precision Castparts Corp...........    3,605,425          5,664,375
                                                 ------------     --------------
                                                   13,702,133         21,720,125
                                                 ------------     --------------
             BROADCASTING--5.8%
    409,122  Chris-Craft Industries, Inc. ......    8,421,871         19,740,136
     67,526  Chris-Craft Industries, Inc., Class
              B(a)..............................    1,132,452          3,258,130
    116,000  Gray Communications Systems, Inc.,
              Class B...........................    2,231,956          2,421,500
    315,000  Grupo Televisa S.A., GDR+..........    6,594,350          9,568,125
     76,000  Liberty Corporation................    1,759,798          3,097,000
     53,000  LIN Television Corporation+........      587,795          2,338,625
    100,000  Paxson Communications Corporation,
              Class A+..........................    1,104,809          1,312,500
    400,000  Television Broadcasting Ltd. ORD...    1,815,551          1,796,755
    247,500  United Television, Inc. ...........   15,847,291         24,502,500
                                                 ------------     --------------
                                                   39,495,873         68,035,271
                                                 ------------     --------------
             BUILDING AND CONSTRUCTION--0.3%
    165,000  Nortek, Inc.+......................      659,077          3,980,625
      4,333  Nortek, Inc., Special Common+(a)...       59,049             67,161
                                                 ------------     --------------
                                                      718,126          4,047,786
                                                 ------------     --------------

                                                                      MARKET
  SHARES                                             COST             VALUE
-----------                                      ------------     --------------
             BUSINESS SERVICES--1.8%
     50,000  Berlitz International, Inc.,
              New+.............................. $    725,813     $    1,246,875
     50,000  Ecolab Inc. .......................    1,571,512          2,387,500
     12,546  Hach Company.......................      148,380            247,784
    153,000  International Business Machines
              Corporation ......................    3,669,267         13,798,687
     71,000  Landauer, Inc. ....................      441,367          1,646,312
     70,000  Nashua Corporation.................    2,231,718            761,250
     23,000  Reynolds & Reynolds, Class A.......      372,025            362,250
                                                 ------------     --------------
                                                    9,160,082         20,450,658
                                                 ------------     --------------
             CABLE--5.0%
     70,000  BET Holdings, Inc., Class A+.......    1,285,712          2,292,500
    215,000  Cablevision Systems Corporation,
              Class A+..........................    8,255,952         11,502,500
     40,000  Comcast Corporation, Class A.......      593,113            837,500
     20,000  Comcast Corporation, Class A,
              Special...........................      423,835            427,500
    430,000  International Family Entertainment,
              Inc., Class B+....................    5,794,441         14,781,250
     40,000  Shaw Communications Inc., Class
              B.................................      363,398            294,001
     30,000  Shaw Communications Inc., Class B,
              Conv..............................      191,728            220,500
    810,000  Tele-Communications, Inc., Class
              A New.............................   12,127,597         12,048,750
    574,500  Tele-Communications, Inc./Liberty
              Media Group, Class A+.............    8,971,422         13,644,375
     60,000  United International Holdings, Inc.,
              Class A+..........................      824,424            622,500
     70,000  US WEST Media Group+...............    1,245,925          1,417,500
                                                 ------------     --------------
                                                   40,077,547         58,088,876
                                                 ------------     --------------
             CLOSED-END FUNDS--0.1%
     84,000  Royce Value Trust, Inc. ...........      949,972          1,155,000
                                                 ------------     --------------
             COMMUNICATIONS EQUIPMENT--0.7%
    115,000  Allen Telcom Inc.+ ................      712,812          2,386,250
     50,000  Motorola, Inc. ....................      668,703          3,800,000
     25,000  Northern Telecom Limited...........      941,875          2,275,000
                                                 ------------     --------------
                                                    2,323,390          8,461,250
                                                 ------------     --------------
             CONSUMER PRODUCTS--7.0%
    500,000  Carter-Wallace, Inc. ..............    7,690,789          8,937,500
        500  Christian Dior SA..................       75,078             82,529
    220,000  Church & Dwight Co., Inc. .........    4,983,260          5,885,000
     21,000  Culbro Corporation+................    1,027,454          2,922,937
     57,300  Department 56, Inc.+...............    1,264,020          1,271,344
     18,000  Eastman Kodak Company..............    1,059,775          1,381,500
    160,000  Fieldcrest Cannon, Inc.+...........    2,309,272          3,040,000
     65,000  First Brands Corporation...........      910,851          1,490,938
    300,000  Fortune Brands, Inc. ..............    6,762,277         11,193,750
    250,000  Gallaher Group plc, ADR+...........    3,094,360          4,609,375
    170,000  General Electric Company...........    4,163,850         11,113,750
     50,000  Gillette Company...................    1,419,452          4,737,500
     20,000  Harley Davidson, Inc. .............      198,900            958,750
      5,000  National Presto Industries,
              Inc. .............................      185,312            201,563
    188,000  Ralston Purina Group...............    6,914,219         15,451,250
     65,000  Scotts Company, Class A+...........    1,169,400          1,885,000
     41,700  Syratech Corporation+..............      954,711          1,339,404
    100,000  Tambrands Inc. ....................    4,210,600          4,987,500
                                                 ------------     --------------
                                                   48,393,580         81,489,590
                                                 ------------     --------------

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                             COST             VALUE
-----------                                      ------------     --------------
             COMMON STOCKS (CONTINUED)
             CONSUMER SERVICES--1.3%
    285,000  HSN, Inc.+......................... $  6,646,484     $    8,906,250
    205,000  Rollins, Inc. .....................    2,676,982          4,125,625
    125,900  Ticketmaster Group Inc.+...........    1,774,771          2,093,088
                                                 ------------     --------------
                                                   11,098,237         15,124,963
                                                 ------------     --------------
             DIVERSIFIED INDUSTRIAL--3.9%
     10,000  Anixter International Inc.+........       90,088            171,875
    225,000  Crane Co. .........................    3,970,482          9,407,813
     82,000  GATX Corporation...................    2,736,466          4,735,500
     75,000  Honeywell, Inc. ...................    3,267,189          5,690,625
    185,000  ITT Industries Inc. ...............    3,158,961          4,763,750
    150,000  Katy Industries, Inc. .............    1,357,500          2,231,250
      6,500  Kyocera Corporation, ADR...........      448,062          1,033,500
    345,000  Lamson & Sessions Co.+.............    1,862,283          2,867,813
    166,000  Lawter International, Inc. ........    1,599,025          2,095,750
     68,000  National Service Industries,
              Inc. .............................    1,591,349          3,310,750
     80,000  Thomas Industries Inc. ............    1,298,410          2,300,000
    200,000  Trinity Industries, Inc. ..........    2,233,672          6,350,000
                                                 ------------     --------------
                                                   23,613,487         44,958,626
                                                 ------------     --------------
             ELECTRONICS--0.1%
      2,500  Hitachi, Ltd., ADR.................      266,354            282,500
     11,000  Imation Corporation+...............      224,636            290,125
     10,000  Sony Corporation, ADR..............      544,303            880,000
                                                 ------------     --------------
                                                    1,035,293          1,452,625
                                                 ------------     --------------
             ENERGY--3.9%
    100,000  Atlantic Richfield Company.........    5,368,509          7,050,000
     60,000  British Petroleum Company plc,
              ADR...............................    1,335,782          4,492,500
     30,000  Chevron Corporation................    1,016,500          2,218,125
    165,000  Eastern Enterprises................    4,444,700          5,744,063
     60,000  Enron Oil & Gas Company............      548,976          1,087,500
    180,000  Exxon Corporation..................    5,413,043         11,070,000
     40,000  Global Marine Inc. ................      822,250            930,000
     20,000  Halliburton Company................      840,758          1,585,000
     45,000  Halter Marine Group, Inc.+ ........      327,638          1,080,000
     40,000  Pennzoil Company...................    3,042,468          3,070,000
    175,000  Southwest Gas Corporation..........    3,153,873          3,478,125
     30,000  Texaco Inc. .......................    1,890,875          3,262,500
                                                 ------------     --------------
                                                   28,205,372         45,067,813
                                                 ------------     --------------
             ENTERTAINMENT--5.8%
     97,760  Ascent Entertainment Group Inc. ...      636,390            892,060
    110,000  EMI Group plc, Sponsored ADR.......    1,251,853          1,993,750
    285,000  Gaylord Entertainment Company, Class
              A.................................    5,987,890          6,572,813
    113,500  GC Companies, Inc.+................    3,403,171          5,221,000
    145,000  Havas, Sponsored ADR...............    2,826,458          2,537,500
     20,000  PolyGram NV........................      574,275          1,076,250
    692,000  Time Warner Inc. ..................   20,265,405         33,389,000
     11,000  Todd-AO Corporation, Class A.......       30,000            107,078
    322,000  Viacom Inc., Class A+..............    7,855,442          9,478,875
    210,000  Viacom Inc., Class B+..............    5,698,160          6,300,000
      2,000  Walt Disney Company................       95,252            160,500
                                                 ------------     --------------
                                                   48,624,296         67,728,826
                                                 ------------     --------------

                                                                      MARKET
  SHARES                                             COST             VALUE
-----------                                      ------------     --------------
             EQUIPMENT AND SUPPLIES--12.7%
     30,000  Aeroquip-Vickers Inc. ............. $    931,675     $    1,417,500
    355,000  AMETEK, Inc. ......................    5,065,510          8,342,500
    100,000  AMP Incorporated...................    3,799,733          4,175,000
    100,323  Amphenol Corporation, Class A+.....    2,600,874          3,900,057
    130,000  AptarGroup, Inc. ..................    1,947,295          5,882,500
     60,000  Caterpillar Inc. ..................    1,619,251          6,442,500
     65,000  CLARCOR Inc. ......................    1,239,362          1,608,750
    100,000  CTS Corporation....................    2,084,351          6,893,750
    410,000  Deere & Company....................    6,454,360         22,498,750
    195,000  Donaldson Company, Inc. ...........    2,291,946          7,410,000
      5,000  Durco International Inc. ..........      120,040            146,250
     40,000  EG&G Inc. .........................      709,125            900,000
    165,000  Gerber Scientific, Inc. ...........    1,665,194          3,258,750
    492,000  IDEX Corporation...................    3,986,920         16,236,000
     86,000  Ingersoll-Rand Company.............    3,250,039          5,310,500
    200,000  Kollmorgen Corporation.............    1,861,980          3,162,500
     90,000  Lufkin Industries, Inc. ...........    1,627,761          2,362,500
     55,000  Manitowoc Company, Inc. ...........      818,138          2,571,250
    230,000  Mark IV Industries, Inc. ..........    1,603,090          5,520,000
      3,000  Met-Pro Corp. .....................       41,875             45,375
    430,000  Navistar International
              Corporation+......................    6,397,176          7,417,500
     20,000  PACCAR Inc. .......................      522,021            928,750
    140,500  Pittway Corporation................    2,587,410          7,025,000
    168,000  Pittway Corporation, Class A.......    1,515,822          8,358,000
     61,000  Sequa Corporation, Class A+........    2,440,436          3,438,875
     90,000  Sequa Corporation, Class B+........    4,393,591          5,602,500
     84,000  SPS Technologies, Inc.+............    2,480,544          5,964,000
     30,000  Valmont Industries, Inc. ..........      242,908            570,000
                                                 ------------     --------------
                                                   64,298,427        147,389,057
                                                 ------------     --------------
             FINANCIAL SERVICES--5.9%
          1  Al-Zar Ltd.+(a)....................            0                350
    345,000  American Express Company...........    8,129,884         25,702,500
        220  Berkshire Hathaway Inc.+...........      874,549         10,384,000
     70,000  Commerzbank AG, Sponsored ADR......    1,365,494          1,946,875
    150,000  Deutsche Bank AG, Sponsored ADR....    6,596,875          8,690,625
     90,000  H&R Block Inc. ....................    2,829,150          2,902,500
    200,000  Lehman Brothers Holdings Inc. .....    3,607,975          8,100,000
     86,000  Midland Company....................    2,706,145          4,300,000
     30,000  Salomon Inc........................    1,237,436          1,668,750
     50,000  State Street Corporation...........      717,713          2,312,500
     20,000  SunTrust Banks, Inc. ..............      424,879          1,101,250
     11,941  Transamerica Corporation...........      583,636          1,117,230
      8,000  Value Line, Inc. ..................      115,500            346,000
                                                 ------------     --------------
                                                   29,189,236         68,572,580
                                                 ------------     --------------
             FOOD AND BEVERAGE--7.4%
     76,300  Brown-Forman Corporation, Class
              A.................................    2,574,752          3,681,475
     93,763  Chock Full o'Nuts Corporation......      571,819            685,642
     46,000  Coca-Cola Company..................      395,569          3,208,500
     17,000  CPC International Inc. ............      602,088          1,569,312
      4,500  Farmer Brothers Company............      476,380            571,500
     70,000  General Mills, Inc. ...............    1,808,141          4,558,750
     32,000  Heinz Company (H.J.)...............      823,059          1,476,000
     55,000  Hershey Foods Corporation..........    1,164,188          3,042,187
     80,000  Kellogg Company....................    2,972,655          6,850,000
     25,000  LVHM Moet Hennessy Louis Vuitton,
              Sponsored ADR.....................      971,563          1,346,875
    250,000  PepsiCo, Inc. .....................    5,696,189          9,390,625

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                             COST             VALUE
-----------                                      ------------     --------------
             COMMON STOCKS (CONTINUED)
             FOOD AND BEVERAGE (CONTINUED)
    420,000  Quaker Oats Company................ $ 14,190,134     $   18,847,500
     50,000  Ralcorp Holdings, Inc.+............      255,676            737,500
     20,000  Rykoff-Sexton, Inc. ...............      316,400            466,250
    300,000  Seagram Company Ltd. ..............    9,018,197         12,075,000
     60,914  Tootsie Roll Industries, Inc.......    1,978,942          2,710,673
    300,000  Whitman Corporation................    2,746,742          7,593,750
    100,000  Wrigley (Wm.) Jr. Company..........    4,508,233          6,700,000
                                                 ------------     --------------
                                                   51,070,727         85,511,539
                                                 ------------     --------------
             HEALTH CARE--3.1%
     12,000  Amgen Inc..........................      220,320            697,500
     20,000  Biogen, Inc.+......................      299,450            677,500
     10,000  BioWhittaker, Inc.+................       40,787            111,250
     42,000  Chiron Corporation+................      578,710            876,750
    100,000  Genentech, Inc.+...................    4,804,136          5,893,750
    100,000  Johnson & Johnson..................    2,050,278          6,437,500
     70,000  Mallinckrodt Inc. .................    2,175,407          2,660,000
     70,000  Merck & Co., Inc. .................    2,366,125          7,245,000
     78,000  Pfizer Inc. .......................    2,590,344          9,321,000
     25,000  Rhone-Poulenc Rorer, Inc...........    2,277,399          2,271,875
                                                 ------------     --------------
                                                   17,402,956         36,192,125
                                                 ------------     --------------
             HOTELS/GAMING--2.7%
    100,000  Circus Circus Enterprises, Inc.+...    2,849,290          2,462,500
     40,000  GTECH Holdings Corporation+........      755,188          1,290,000
     12,000  Harrah's Entertainment Inc.+.......      113,002            219,000
    365,000  Hilton Hotels Corporation..........    5,259,454          9,695,313
    185,000  ITT Corporation, New+..............    6,630,634         11,296,562
    203,389  Ladbroke Group plc.................      535,440            795,954
    195,000  Mirage Resorts, Incorporated+......    1,006,678          4,923,750
     26,000  Santa Anita Realty Enterprises,
              Inc. .............................      409,664            807,625
                                                 ------------     --------------
                                                   17,559,350         31,490,704
                                                 ------------     --------------
             METALS AND MINING--0.5%
     30,000  Barrick Gold Corporation...........      622,076            660,000
    125,000  Echo Bay Mines Ltd. ...............    1,226,550            718,750
     45,000  Homestake Mining Company...........      776,062            587,812
     33,000  Newmont Gold Company...............    1,375,428          1,317,937
    360,000  Pegasus Gold Inc.+.................    3,983,564          2,205,000
     17,500  Placer Dome Inc. ..................      336,400            286,562
    220,000  Royal Oak Mines Inc.+..............      891,185            522,500
                                                 ------------     --------------
                                                    9,211,265          6,298,561
                                                 ------------     --------------
             PAPER AND FOREST PRODUCTS--1.2%
    180,000  Greif Bros. Corporation, Class A...    3,637,710          4,860,000
    112,500  St. Joe Corp. .....................    3,953,976          9,421,875
                                                 ------------     --------------
                                                    7,591,686         14,281,875
                                                 ------------     --------------
             PUBLISHING--3.3%
     75,000  American Media Inc., Class A+......      732,562            525,000
     12,000  Dow Jones & Company Inc. ..........      490,600            482,250
      5,000  E.W. Scripps Company, Class A......       62,219            208,125
    295,000  Golden Books Family Entertainment,
              Inc.+.............................    4,103,544          3,687,500
     60,000  Harcourt General, Inc. ............    2,770,063          2,857,500
     43,750  McClatchy Newspapers, Inc., Class
              A.................................      723,251          1,285,156
    122,000  McGraw-Hill Companies, Inc. .......    3,610,738          7,175,125
    370,000  Media General, Inc., Class A.......    9,032,196         14,800,000

                                                                      MARKET
  SHARES                                             COST             VALUE
-----------                                      ------------     --------------
             PUBLISHING (CONTINUED)
     90,000  Meredith Corporation............... $  1,821,493     $    2,610,000
     76,000  New York Times Company, Class A....    1,229,686          3,762,000
     15,000  News Corporation Limited, ADR......      255,587            288,750
  1,650,000  Seat SpA+..........................      343,343            531,914
                                                 ------------     --------------
                                                   25,175,282         38,213,320
                                                 ------------     --------------
             REAL ESTATE--0.6%
    330,000  Catellus Development
              Corporation+......................    2,786,250          5,981,250
     12,000  Florida East Coast Industries,
              Inc. .............................      631,838          1,332,000
                                                 ------------     --------------
                                                    3,418,088          7,313,250
                                                 ------------     --------------
             RETAIL--2.2%
     46,000  Aaron Rents, Inc. .................      159,101            615,250
     20,000  Aaron Rents, Inc., Class A.........       83,263            238,750
    160,000  Burlington Coat Factory Warehouse
              Corporation+......................    2,109,612          3,120,000
    180,000  Earl Scheib, Inc.+.................    1,247,799          1,091,250
     50,000  Fingerhut Companies, Inc. .........      711,335            871,875
    130,000  Lillian Vernon Corporation.........    1,854,859          2,193,750
    675,000  Neiman Marcus Group, Inc.+.........    9,760,037         17,718,750
     27,500  THORN plc, ADR.....................      357,147            317,969
                                                 ------------     --------------
                                                   16,283,153         26,167,594
                                                 ------------     --------------
             RETAIL: FOOD AND DRUG--1.0%
    115,000  Albertson's, Inc. .................    3,865,730          4,197,500
     50,000  Delchamps, Inc. ...................    1,171,317          1,600,000
    100,000  Giant Food Inc., Class A...........    3,307,809          3,262,500
     85,000  Kroger Co.+........................      987,125          2,465,000
                                                 ------------     --------------
                                                    9,331,981         11,525,000
                                                 ------------     --------------
             SPECIALTY CHEMICAL--0.8%
    250,000  Ferro Corporation..................    5,437,040          9,265,625
                                                 ------------     --------------
             TELECOMMUNICATIONS--6.9%
    120,000  Aliant Communications Inc..........    1,725,366          2,340,000
    170,000  AT&T Corp. ........................    6,035,760          5,960,625
    100,000  BC TELECOM Inc. ...................    1,768,699          2,346,210
    235,000  BCE Inc. ..........................    3,759,410          6,580,000
     18,000  BellSouth Corporation..............      455,094            834,750
    100,000  Cable & Wireless plc, Sponsored
              ADR...............................    2,083,453          2,793,750
    265,000  C-TEC Corporation+.................    5,372,532          9,241,875
     46,500  C-TEC Corporation, Class B+........      730,744          1,598,438
     65,000  Frontier Corporation...............    1,202,242          1,295,937
     54,000  Globalstar Telecommunications+.....      460,975          1,653,750
    180,000  GTE Corporation....................    4,127,620          7,897,500
     35,000  Hong Kong Telecommunications Ltd.,
              Sponsored ADR.....................      545,695            818,125
     15,000  Koninklijke PTT Nederland NV,
              Sponsored ADR.....................      401,231            594,375
    175,000  Rogers Communications, Inc., Class
              B+................................    1,504,290          1,083,576
     15,000  SBC Communications Inc. ...........      381,937            928,125
     40,000  Southern New England
              Telecommunications Corporation....    1,379,750          1,555,000
    120,000  Sprint Corporation.................    2,336,302          6,315,000
    155,000  STET--Societa Finanziaria
              Telefonica SpA, Sponsored ADR.....    3,394,626          9,048,125
  1,350,000  Telecom Italia SpA ORD.............    1,576,654          4,042,297
     72,000  Telecomunicacoes Brasileiras SA
               (Telebras), Sponsored ADR........    2,130,445         10,926,000

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                                             COST             VALUE
-----------                                      ------------     --------------
             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS (CONTINUED)
     17,000  Telefonica de Espana, Sponsored
              ADR............................... $    578,958     $    1,466,250
     15,000  Telefonos De Mexico SA, Class L,
              ADR...............................      474,563            716,250
                                                 ------------     --------------
                                                   42,426,346         80,035,958
                                                 ------------     --------------
             TRANSPORTATION--0.8%
    104,000  AMR Corporation+...................    6,472,595          9,620,000
                                                 ------------     --------------
             WIRELESS COMMUNICATIONS--3.6%
    190,000  AirTouch Communications Inc.+......    4,414,002          5,201,250
     22,500  Associated Group, Inc., Class A+...      201,448            900,000
     18,500  Associated Group, Inc., Class B+...       98,787            716,875
    385,000  Century Telephone Enterprises,
              Inc. .............................    8,866,381         12,969,688
    200,000  COMSAT Corporation.................    3,708,579          4,762,500
     65,000  NEXTEL Communications, Inc., Class
              A+................................      798,199          1,230,937
    150,000  TCI Satellite Entertainment Inc.,
              Class A+..........................    1,815,916          1,181,250
  2,100,000  Telecom Italia Mobile SpA..........    1,917,110          6,794,517
    150,000  Telephone and Data Systems,
              Inc. .............................    1,821,004          5,690,625
    110,000  360 degrees Communications
              Company+..........................    1,485,593          1,883,750
                                                 ------------     --------------
                                                   25,127,019         41,331,392
                                                 ------------     --------------
TOTAL COMMON STOCKS.............................  644,864,658      1,139,125,207
                                                 ------------     --------------
             PREFERRED STOCKS--0.4%
             CONSUMER PRODUCTS--0.1%
     30,000  Fieldcrest Cannon, Inc., Series A,
              6.00%, Conv. Pfd. 144A(b).........    1,657,500          1,380,000
                                                 ------------     --------------
             EQUIPMENT AND SUPPLIES--0.2%
     19,300  Sequa Corporation, $5.00,
              Cumulative Conv. Pfd. ............    1,482,798          1,679,100
                                                 ------------     --------------
             METALS AND MINING--0.0%
     10,000  Freeport-McMoRan Inc., Depository
              Shares, 7.00%, Cumulative Conv.
              Pfd. .............................      213,000            273,750
                                                 ------------     --------------
             TELECOMMUNICATIONS--0.1%
     10,000  Sprint Corporation, 8.25%, Conv.
              Pfd. .............................      318,750            361,250
  1,588,267  Telecomunicacoes de Sao Paulo SA
              (Telesp), Preference Shares.......      210,189            518,579
                                                 ------------     --------------
                                                      528,939            879,829
                                                 ------------     --------------
TOTAL PREFERRED STOCKS..........................    3,882,237          4,212,679
                                                 ------------     --------------

 PRINCIPAL                                                            MARKET
  AMOUNT                                             COST             VALUE
-----------                                      ------------     --------------
             CORPORATE BONDS--0.2%
             ENTERTAINMENT--0.2%
FRF 593,750  Havas, Conv. Bonds,
              Payment-in-kind, 3.00% due
              12/31/97.......................... $    158,703     $      130,375
$ 2,700,000  Viacom Inc., Sub. Deb., 8.00% due
              07/07/06..........................    1,869,183          2,612,250
                                                 ------------     --------------
                                                    2,027,886          2,742,625
                                                 ------------     --------------
TOTAL CORPORATE BONDS...........................    2,027,886          2,742,625
                                                 ------------     --------------
             U.S. TREASURY BILLS--1.8%
 21,041,000  4.68% to 5.00%++ due 07/03/1997--
              08/14/1997........................   20,952,890         20,952,890
                                                 ------------     --------------
TOTAL INVESTMENTS....................  100.3     $671,727,671(c)   1,167,033,401
                                                 ============
OTHER ASSETS AND LIABILITIES (NET)...   (0.3)                         (3,813,658)
                                       -----                      --------------
NET ASSETS...........................  100.0%                     $1,163,219,743
                                       =====                      ==============

------------------------------
(a) Security fair valued by the Board of Trustees.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at June 30, 1997 was $1,380,000, representing 0.12% of total net assets.
(c) Aggregate cost for Federal tax purposes was $672,684,892. Net unrealized appreciation for Federal tax purposes was $494,348,509 (gross unrealized appreciation was $502,703,227 and gross unrealized depreciation was $8,354,718).
  + Non-income producing security
 ++ Represents annualized yield at date of purchase.
ADR-- American Depositary Receipt
FRF-- French Franc
GDR-- Global Depositary Receipt
ORD-- Ordinary Share

                       See Notes to Financial Statements.

                             THE GABELLI ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $671,727,671)...  $1,167,033,401
  Receivable for investments sold.............       6,543,410
  Dividends and interest receivable...........       2,091,929
  Receivable for Fund shares sold.............         102,842
  Net unrealized appreciation of forward
    foreign exchange contracts................             122
                                                  ------------
    Total Assets..............................   1,175,771,704
                                                  ------------
LIABILITIES:
  Payable for investments purchased...........       7,956,548
  Payable to custodian........................       2,852,431
  Payable for investment advisory fee.........         945,447
  Payable for distribution fees...............         482,746
  Payable for Fund shares redeemed............         218,224
  Accrued expenses and other payables.........          96,565
                                                  ------------
    Total Liabilities.........................      12,551,961
                                                  ------------
    Net assets applicable to 36,988,352 shares
      of beneficial interest outstanding......  $1,163,219,743
                                                  ============
NET ASSETS CONSIST OF:
  Shares of beneficial interest at par
    value.....................................  $      369,884
  Additional paid-in capital..................     595,091,588
  Undistributed net investment income.........       2,638,922
  Accumulated net realized gain on investments
    sold......................................      69,816,780
  Net unrealized appreciation of
    investments...............................     495,302,569
                                                  ------------
    Total Net Assets..........................  $1,163,219,743
                                                  ============
    Net Asset Value, offering and redemption
      price per share ($1,163,219,743 /
      36,988,352 shares outstanding; unlimited
      number of shares authorized of $0.01 par
      value)..................................          $31.45
                                                         =====

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
------------------------------------------------------------

    INVESTMENT INCOME:
  Dividend income (net of foreign withholding
    taxes of $85,386)...........................  $  9,734,455
  Interest income...............................       382,364
                                                  ------------
    Total Investment Income.....................    10,116,819
                                                  ------------
EXPENSES:
  Investment advisory fee.......................     5,380,449
  Distribution fees.............................     1,321,110
  Shareholder services fees.....................       449,590
  Trustees' fees................................        28,720
  Legal and audit fees..........................        22,500
  Other.........................................       275,528
                                                  ------------
    Total Expenses..............................     7,477,897
                                                  ------------
NET INVESTMENT INCOME...........................     2,638,922
                                                  ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on securities sold..........    70,921,561
  Net realized gain on forward foreign exchange
    contracts and foreign currency
    transactions................................            35
                                                  ------------
    Net realized gain on investments............    70,921,596
                                                  ------------
  Net unrealized appreciation of securities,
    foreign currency and other assets and
    liabilities:
    Beginning of period.........................   377,087,602
    End of period...............................   495,302,569
                                                  ------------
      Change in net unrealized appreciation of
        securities, foreign currency and other
        assets and liabilities..................   118,214,967
                                                  ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS...................................   189,136,563
                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS....................................  $191,775,485
                                                  ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  SIX MONTHS            YEAR
                                                                                                ENDED 6/30/97          ENDED
                                                                                                 (UNAUDITED)          12/31/96
                                                                                                --------------     --------------
Net investment income.........................................................................  $    2,638,922     $    5,747,905
Net realized gain on investments..............................................................      70,921,596         97,358,216
Net change in unrealized appreciation of investments..........................................     118,214,967         35,910,289
                                                                                                --------------     --------------
Net increase in net assets resulting from operations..........................................     191,775,485        139,016,410
Distributions to shareholders from:
  Net investment income.......................................................................              --         (5,681,295)
  Net realized gain on investments............................................................              --        (97,358,216)
  Distributions in excess of net realized gain on investments.................................              --           (410,434)
Net decrease in net assets from Fund share transactions.......................................    (109,195,014)       (46,466,539)
                                                                                                --------------     --------------
Net increase/(decrease) in net assets.........................................................      82,580,471        (10,900,074)
NET ASSETS:
Beginning of period...........................................................................   1,080,639,272      1,091,539,346
                                                                                                --------------     --------------
End of period (including undistributed net investment income of $2,638,922 at June 30,
  1997).......................................................................................  $1,163,219,743     $1,080,639,272
                                                                                                ==============     ==============

                       See Notes to Financial Statements.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli Asset Fund (the "Fund") was organized on November 25, 1985 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is growth of capital. The Fund commenced operations on March 3, 1986. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded only on a nationally recognized securities exchange or in the over-the-counter market which are National Market System Securities are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices; if there were no asked prices quoted on such day, then the security is valued at the closing bid price on such day. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the Nasdaq National List, are valued at the mean of the current bid and asked prices as reported by Nasdaq, or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or other comparable sources as the Board of Trustees deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. U.S. government securities and other debt instruments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses not relating to securities which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation of foreign currency and other assets and liabilities. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation of investment securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments sold.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. AGREEMENTS WITH AFFILIATED PARTIES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee,

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, provides all facilities and personnel, including offices, required for its administrative management, and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

3. DISTRIBUTION PLAN. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to this Plan, the Distributor, Gabelli & Company, Inc. ("Gabelli & Company"), an indirect wholly-owned subsidiary of the Adviser, is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. Effective February 26, 1997, the Fund pays Gabelli & Company as distribution payments under this Plan, an aggregate amount at a rate of 0.25 percent per year of the average daily net assets of the Fund each fiscal year. Such payments are accrued daily and paid monthly. Prior to this change, the Fund reimbursed the Distributor up to 0.25 percent on an annual basis of the value of the Fund's average daily net assets based on expenses incurred by the Distributor in connection with the distribution of shares of the Fund. For the six months ended June 30, 1997, the Fund incurred distribution costs under the Plan of $1,321,110, representing 0.25 percent of the value of the Fund's average daily net assets.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from sales of securities for the six months ended June 30, 1997, other than U.S. government and short-term securities, aggregated $74,356,041 and $186,676,610, respectively.

5. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 1997, the Fund paid brokerage commissions of $88,364 to Gabelli & Company and its affiliates.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                               SIX MONTHS ENDED                       YEAR ENDED
                                                                    6/30/97                            12/31/96
                                                         -----------------------------      ------------------------------
                                                           SHARES           AMOUNT            SHARES            AMOUNT
                                                         ----------      -------------      -----------      -------------
     Shares sold......................................    4,362,895      $ 121,410,853        6,138,309      $ 168,589,644
     Shares issued upon reinvestment of dividends.....           --                 --        3,624,998         95,772,441
     Shares redeemed..................................   (8,281,908)      (230,605,867)     (11,251,210)      (310,828,624)
                                                         ----------      -------------      ------------     -------------
     Net decrease.....................................   (3,919,013)     $(109,195,014)      (1,487,903)     $ (46,466,539)
                                                         ==========      =============      ============     =============

THE GABELLI ASSET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share amounts for a Fund share outstanding throughout each period.

                                        SIX
                                      MONTHS                              YEAR ENDED
                                       ENDED                             DECEMBER 31,
                                      6/30/97     ----------------------------------------------------------
                                    (UNAUDITED)      1996         1995          1994       1993       1992
                                    -----------   ----------   ----------     --------   --------   --------
OPERATING PERFORMANCE:
Net asset value, beginning of
  period.........................   $    26.42    $    25.75   $    22.21     $  23.30   $  19.88   $  17.96
                                      --------    ----------   ----------     --------   --------   --------
Net investment income............         0.07          0.15         0.26         0.26       0.16       0.26
Net realized and unrealized gain/
  (loss) on investments..........         4.96          3.29         5.28        (0.30)      4.18       2.41
                                      --------    ----------   ----------     --------   --------   --------
Total from investment
  operations.....................         5.03          3.44         5.54        (0.04)      4.34       2.67
                                      --------    ----------   ----------     --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income..........           --         (0.15)       (0.25)       (0.25)     (0.16)     (0.25)
  Distributions in excess of net
    investment income............           --            --           --        (0.01)        --         --
  Net realized gains.............           --         (2.61)       (1.75)       (0.76)     (0.76)     (0.50)
  Distributions in excess of net
    realized gains...............           --         (0.01)       (0.00)(a)    (0.03)        --         --
                                      --------    ----------   ----------     --------   --------   --------
Total distributions..............           --         (2.77)       (2.00)       (1.05)     (0.92)     (0.75)
                                      --------    ----------   ----------     --------   --------   --------
Net asset value, end of period...   $    31.45    $    26.42   $    25.75     $  22.21   $  23.30   $  19.88
                                      ========    ==========   ==========     ========   ========   ========
Total return*....................        19.0%         13.4%        24.9%       (0.1)%      21.8%      14.9%
                                      ========    ==========   ==========     ========   ========   ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).........................   $1,163,220    $1,080,639   $1,091,539     $982,250   $945,408   $632,575
  Ratio of net investment income
    to average net assets........        0.49% +       0.52%        0.95%        1.10%      0.82%      1.42%
  Ratio of operating expenses to
    average net assets...........        1.39% +       1.34%        1.33%        1.28%      1.31%      1.31%
Portfolio turnover rate..........         6.9%         14.9%        26.4%        18.7%      16.0%      14.4%
Average commission rate
  (per share of security)(b).....   $   0.0470    $   0.0484          N/A          N/A        N/A        N/A

---------------

   * Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
   + Annualized.
 (a) Amount represents less than $0.005 per share.
 (b) Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.

                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                      BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
Chairman and Chief              Former President
Investment Officer              Deutsche Bundesbank
Gabelli Funds, Inc.
Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University
Anthony J. Colavita             Anthonie C. van Ekris
Attorney-at-Law                 Managing Director
Anthony J. Colavita, P.C.       BALMAC International, Inc.
James P. Conn                   Salvatore J. Zizza
Managing Director and           Chairman, Chief
Chief Investment Officer        Executive Officer
Financial Security Assurance    The Lehigh Group, Inc.
Holdings Ltd.

               OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA           Bruce N. Alpert
Portfolio Manager               President and Treasurer
James E. McKee
Secretary

                                  DISTRIBUTOR
                            Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                  Skadden, Arps, Slate, Meagher & Flom L.L.P.

-------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
-------------------------------------------------------------

                                                                         [PHOTO]

 THE
 GABELLI

 ASSET
 FUND

                                                             SEMI-ANNUAL REPORT
                                                                  JUNE 30, 1997